UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   August 24, 2021

CONTANGO ORE, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-35770	27-3431051
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

3700 Buffalo Speedway, Suite 925
Houston, Texas	77098
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code:  (713) 877-1311

                                      Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	CTGO	OTCQB
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01  Entry into a Material Definitive Agreement.

Purchase Agreement

 On August 24, 2021, Contango ORE, Inc., a Delaware corporation (the “Company”) and CRH Funding II Pte. Ltd., a Singapore private limited corporation (“CRH”), entered into a Membership Interest Purchase and Sale Agreement (the “Purchase Agreement”) pursuant to which CRH sold 100% of the issued and outstanding membership interests (the “Interests”) in Alaska Gold Torrent, LLC, an Alaska limited liability company (“Alaska Gold”), to the Company (the “Lucky Shot Transaction”).  The Lucky Shot Transaction closed on August 24, 2021.

In consideration for the Interests, the Company paid to CRH $5 million in cash, subject to closing adjustments, and a secured promissory note payable by the Company (the “Promissory Note”) in the original principal amount of $6.25 million which bears interest at the three-month ICE Benchmark Administration rate and has a maturity date of February 28, 2022 (the “Maturity Date”).  The Promissory Note is secured by the Interests, pursuant to a pledge agreement, dated August 24, 2021, executed by the Company in favor of CRH (the “Pledge Agreement”).  If, prior to the Maturity Date, the Company completes a public offering of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) and obtains a listing of its Common Stock on the NYSE American exchange, the Company will pay the Promissory Note through the issuance to CRH of shares of Common Stock.  If not, the Promissory Note will be payable in cash.

In addition to the consideration paid at the Purchase Agreement, if production on the Lucky Shot Project (as defined in the Purchase Agreement) meets two separate exploration and/or production thresholds, the Company will pay CRH additional consideration.  If the first threshold of (1) an aggregate “mineral resource” equals 500,000 ounces of gold or (2) the Company produces and receives an aggregate of 30,000 ounces of gold (which includes any silver based on a 1:65 gold:silver ratio) is met, then the Company will pay CRH $5 million in cash and $3.75 million in newly issued shares of Common Stock.  If the second threshold of (1) an aggregate “mineral resource” equals 1,000,000 ounces of gold or (2) the Company produces and receives an aggregate of 60,000 ounces of gold (which includes any silver based on a 1:65 gold:silver ratio) is met, then the Company will pay CRH an additional $5 million in cash and $5 million in newly issued shares of Common Stock.  The shares of Common Stock will be issued based on the volume weighted average price for the thirty trading days immediately prior to the satisfaction of the relevant production goal.

The Purchase Agreement also contains customary representations, warranties and covenants.

The foregoing is a summary only and does not purport to be a complete description of all of the terms, provisions, covenants and agreements contained in the Purchase Agreement, and is subject to and qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed herewith as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

The Purchase Agreement has been attached as an exhibit to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company, Alaska Gold or any of their respective affiliates or businesses. The representations, warranties, covenants and agreements contained in the Purchase Agreement were made only for the purposes of such agreement and as of specified dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors and security holders are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Alaska Gold or any of their respective affiliates or businesses.

Registration Rights Agreement

Pursuant to a Registration Rights Agreement dated as of August 24, 2021 (the “Registration Rights Agreement”), that was entered into by and among the Company and CRH pursuant to the Purchase Agreement, the Company agreed to file up to one registration statement with the Securities and Exchange Commission upon demand from CRH at any time after the later of (i) December 31, 2021 or (ii) six months after the receipt of the Registrable Securities (as defined in the Registration Rights Agreement) for which the demand is made, but before three years after the receipt of the Registrable Securities for which registration is being requested, in order to register the resale of the shares of Common Stock received in the Lucky Shot Transaction. The Registration Rights Agreement also grants certain piggyback rights to CRH.

A copy of the Registration Rights Agreement is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein. The description of the Registration Rights Agreement in this Current Report on Form 8-K is a summary and is qualified in its entirety by reference to the complete text of the Registration Rights Agreement.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.01 by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

A copy of the Promissory Note is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein. The description of the Promissory Note in this Current Report on Form 8-K is a summary and is qualified in its entirety by reference to the complete text of the Promissory Note.

A copy of the Pledge Agreement is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference herein. The description of the Pledge Agreement in this Current Report on Form 8-K is a summary and is qualified in its entirety by reference to the complete text of the Pledge Agreement.

Item 3.02.  Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference.

Item 7.01.  Regulation FD Disclosure.

On August 25, 2021, the Company issued a press release relating to the transactions described in this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information included herein and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
4.1	Registration Rights Agreement dated as of August 24, 2021, by and between the Company and CRH Funding II Pte. Ltd.
10.1*	Membership Interest Purchase and Sale Agreement dated as of August 24, 2021, by and between the Company and CRH Funding II Pte. Ltd.
10.2	Secured Promissory Note dated as of August 24, 2021, by the Company to the order of CRH Funding II Pte. Ltd.
10.3*	Pledge Agreement dated as of August 24, 2021, by the Company in favor of CRH Funding II Pte. Ltd.
99.1	Press Release dated August 25, 2021.

* Exhibits and schedules omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted exhibit or schedule will be furnished supplementally to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTANGO ORE, INC.

By: /s/ Leah Gaines
Leah Gaines
Vice President, Chief Financial Officer, Chief Accounting
Officer, Treasurer and Secretary

Dated: August 25, 2021